SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  March 9, 2005
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)


                          Synergy Financial Group, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        New Jersey                  0-50467                    52-2413926
----------------------------       ----------                -------------
(State or other jurisdiction       (File No.)                (IRS Employer
 of incorporation)                                        Identification Number)


310 North Avenue East, Cranford, New Jersey                    07016
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:   (800) 693-3838
                                                      --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act
|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                          SYNERGY FINANCIAL GROUP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------




Item 1.01 Entry into a Material Definitive Agreement
          ------------------------------------------

         On March 9, 2005, the Board of Directors of Synergy Bank (the "Bank"), the wholly- owned subsidiary of Synergy Financial Group, Inc. (the "Company"), adopted a new Supplemental Executive Retirement Plan ("SERP") for the benefit of John S. Fiore, President and Chief Executive Officer to be effective as of January 1, 2005. The new SERP provides benefits to Mr. Fiore in an amount equal to 70% of his final salary upon retirement at age 60, payable for life, reduced by the projected value of benefits payable to Mr. Fiore as follows: i. 50% of the estimated benefits from Federal social security system, ii. the Account value from the 401K Savings Plan attributable to any Company contributions or matching contributions, iii. the account value from the ESOP, iv. the account value from any other Code Section 401(a) tax-qualified retirement plans of the Company or its Affiliates implemented at any time after the SERP effective date, and v. the account value from the ESOP benefits equalization plan. The minimum benefit under the new SERP will be an annual benefit of $102,366 upon retirement at age 60 for life, but in no event for a period of less than fifteen years.

         Under the terms of the new SERP, the Bank will determine annually the projected future benefits and set aside an annual accrual as determined necessary in accordance with generally accepted accounting principles.

         The Bank had previously established a SERP for the benefit of John S. Fiore, President and Chief Executive Officer in April, 1999. Under the terms of the old SERP, the Bank accrued an annual expense that was projected to furnish Mr. Fiore an annual pension benefit upon retirement at age 60 of $102,366 per year for a period of fifteen years. On December 16, 2004, the Board terminated this SERP agreement, and paid the accrued plan assets to Mr. Fiore.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      SYNERGY FINANCIAL GROUP, INC.



Date: March 10, 2005                  By:  /s/John S. Fiore
                                           -------------------------------------
                                           John S. Fiore
                                           President and Chief Executive Officer